Exhibit 10.3
APPLICABLE MARGIN LETTER
March 31, 2026
Coöperatieve Rabobank U.A.
Croeselaan 18
3521 CB Utrecht
The Netherlands
Credit Agricole Corporate & Investment Bank
12, Place des Etats-Unis
CS 70052
92547 Montrouge Cedex
France
BNP Paribas
16 Boulevard des Italiens
Paris 75009
France
Banco Bilbao Vizcaya Argentaria, S.A.
375 9th Avenue, 9th Floor
New York, NY 10001
United States
Attention: Trade Finance Department

Citibank Europe plc
1 North Wall Quay
Dublin, Republic of Ireland

Ladies and Gentlemen:
Reference is made to the Receivables Transfer Agreement, dated June 1, 2011, as amended and/or amended and restated from time to time and last amended on the date hereof (as so amended, amended and restated, or otherwise modified and in effect, the "Receivables Transfer Agreement"), among Bunge Securitization B.V. as seller (the "Seller"), Koninklijke Bunge B.V. as master servicer (the “Master Servicer”), Bunge Global SA as performance undertaking provider (the "Performance Undertaking Provider"), the Conduit Purchasers from time to time parties thereto, the Committed Purchasers from time to time parties thereto, the Purchaser Agents from time to time parties thereto and Coöperatieve Rabobank U.A. as administrative agent (the "Administrative Agent"). This letter is the Applicable Margin Letter.
Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. In the case of any inconsistency between such terms and the terms defined herein, the terms defined herein shall prevail for all purposes of this Applicable Margin Letter. The principles of interpretation set forth in Sections 1.2 (Other terms) and 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Applicable Margin Letter as if set forth in full herein.
1.    Applicable Margin
In connection with the transactions contemplated by the Receivables Transfer Agreement and the other Transaction Documents, the parties hereto hereby agree that the “Applicable

Margin” shall mean 0.600% per annum, or such other percentage per annum as may be agreed by the Administrative Agent, the Purchaser Agents, the Seller and the Performance Undertaking Provider in the event that the Transaction does not comply with the requirements of Article 24 of the Securitisation Regulation.
2.    Miscellaneous
a.    This Applicable Margin Letter is the letter agreement referenced in the definition of “Applicable Margin” specified in the Receivables Transfer Agreement and shall be deemed to incorporate all of the rights and benefits of the Receivables Transfer Agreement as if such rights and benefits were set forth herein in their entirety. In particular, this Applicable Margin Letter incorporates Section 11.17 (No proceeding; limited recourse) of the Receivables Transfer Agreement and each of the parties hereto acknowledges that the terms of Section 11.17 (No proceeding; limited recourse) of the Receivables Transfer Agreement apply.
b.    This Applicable Margin Letter shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, that the Seller may not assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Purchaser Agent. This Applicable Margin Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Applicable Margin Letter by telecopier or email shall be effective as delivery of a manually executed counterpart of this Applicable Margin Letter.
c.    No amendment, modification or waiver of any provision of this Applicable Margin Letter shall be effective without the written agreement of each of the Performance Undertaking Provider, the Seller, the Administrative Agent and each Purchaser Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
d.    If any provision of this Applicable Margin Letter (or part of any provision) is found by any court or other authority of competent jurisdiction to be invalid, illegal or unenforceable, that provision or part-provision shall, to the extent required, be deemed not to form part of this Applicable Margin Letter, and the validity and enforceability of the other provisions of this Applicable Margin Letter shall not be affected.
e.    This Applicable Margin Letter shall become effective as of December 5, 2025 and thereafter shall be binding on the parties hereto and their respective successors and assigns. Effective as of the date hereof, this Applicable Margin Letter thus cancels and replaces the Unadjusted Applicable Margin Letter that was dated October 16, 2024.
f.    THIS APPLICABLE MARGIN LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
g.    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court

for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Applicable Margin Letter. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
If you are in agreement with the foregoing, kindly so indicate by signing in the space provided below.
[SIGNATURE PAGES FOLLOW]

Accepted and agreed as of the date first above written and
given under the common seal of:
BUNGE SECURITIZATION B.V.
as the Seller

By: /s/ Farshad Saberi
Name: Farshad Saberi
Title: Proxyholder B of Vistra B.V., in
turn the sole director of Bunge Securitization B.V.

By: /s/ Iryna Snihir
Name: Iryna Snihir
Title: Proxyholder A of Vistra B.V., in
turn the sole director of Bunge Securitization B.V.

Accepted and agreed as of the date first above written:
BUNGE GLOBAL SA
as Performance Undertaking Provider
By:    /s/ Bram de Veer
Name: Bram de Veer
Title: Treasurer
By:    /s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary
[Signature Page – Applicable Margin Letter]

Accepted and agreed as of the date first above written:
COÖPERATIEVE RABOBANK U.A.,
as Administrative Agent and as a Purchaser Agent
By:    /s/ Huong Stive-Pham
Name: Huong Stive-Pham
Title: Executive Director
By:    /s/ Carlo Bonacquisti
Name: Carlo Bonacquisti
Title: Executive Director

[Signature Page – Applicable Margin Letter]

Accepted and agreed as of the date first above written:
BNP PARIBAS
as a Purchaser Agent
By:    /s/ Gianluca Sannipoli
Name: Gianluca Sannipoli
Title: Authorized Signatory
By:    /s/ Baptiste Ranjard
Name: Baptiste Ranjard
Title: Authorized Signatory
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Purchaser Agent
By:    /s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory
By:    /s/ Frédéric Mazet
Name: Frédéric Mazet
Title: Authorized Signatory
BANCO BILBAO VIZCAYA ARGENTARIA, S.A.
as a Purchaser Agent
By:    /s/ Maria Galvez
Name: Maria Galvez
Title: Director - Global Trade Manager
By:    /s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director - Credit Risk
CITIBANK EUROPE PLC
as a Purchaser Agent
By:    /s/ Akos Nemeth
Name: Akos Nemeth
Title: Senior Vice President

[Signature Page – Applicable Margin Letter]